EXHIBIT 32.1
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CHIEF EXECUTIVE OFFICER'S CERTIFICATION TO U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Form 10-QSB of ZAP for the nine months ended September 30, 2004, Steven M. Schneider, Director and Chief Executive Officer of ZAP, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) such Form 10-QSB of ZAP for the nine months ended September 30, 2004, fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange of 1934; and

(2) the information contained in such Form 10-QSB of ZAP for the nine months ended September 30, 2004,fairly presents, in all material respects, the financial condition and results of operations of ZAP .







/s/  Steve  Schneider
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Steve  Schneider
Director and Chief Executive Officer


November 12, 2004